                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-09589

                         SCUDDER RREEF SECURITIES TRUST
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder RREEF Real Estate Securities Fund

Semiannual Report to Shareholders

June 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

Returns and rankings for the 3-Year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception and Class R prior to October 1, 2003 are derived from the historical performance of Institutional Class shares of the Scudder RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/04
Scudder RREEF Real Estate Securities Fund	6-Month++	1-Year	3-Year	Life of Fund*
Class A	5.55%	27.91%	18.10%	20.56%
Class B	4.92%	26.66%	17.09%	19.58%
Class C	5.01%	26.81%	17.19%	19.64%
Class R	5.38%	27.59%	17.84%	20.34%
Institutional Class	5.63%	28.20%	18.42%	20.95%
S&P 500 Index+	3.44%	19.11%	-.70%	-2.76%
Morgan Stanley REIT Index++	5.19%	26.33%	15.08%	18.75%
Wilshire REIT Index+++	6.01%	27.17%	15.25%	19.74%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++ Total returns shown for periods less than one year are not annualized.
* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 6/30/04	$ 17.74	$ 17.73	$ 17.77	$ 17.75	$ 17.72
12/31/03	$ 17.09	$ 17.08	$ 17.12	$ 17.09	$ 17.08
Distribution Information: Six Months: Income Dividends as of 6/30/04	$ .29	$ .21	$ .21	$ .25	$ .31

Institutional Class Lipper Rankings - Real Estate Funds Category as of 6/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	54	of	181	30
3-Year	13	of	145	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder RREEF Real Estate Securities Fund - Class A [] S&P 500 Index+ [] Morgan Stanley REIT Index++ [] Wilshire REIT Index+++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/04
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$12,056	$15,527	$22,208
	Average annual total return	20.56%	15.80%	19.01%
Class B	Growth of $10,000	$12,366	$15,855	$22,493
	Average annual total return	23.66%	16.61%	19.35%
Class C	Growth of $10,000	$12,681	$16,096	$22,750
	Average annual total return	26.81%	17.19%	19.64%
Class R	Growth of $10,000	$12,759	$16,362	$23,362
	Average annual total return	27.59%	17.84%	20.34%
S&P 500 Index+	Growth of $10,000	$11,911	$9,793	$8,794
	Average annual total return	19.11%	-.70%	-2.76%
Morgan Stanley REIT Index++	Growth of $10,000	$12,633	$15,239	$21,995
	Average annual total return	26.33%	15.08%	18.75%
Wilshire REIT Index+++	Growth of $10,000	$12,717	$15,307	$22,847
	Average annual total return	27.17%	11.25%	19.74%

The growth of $10,000 is cumulative.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.

Growth of an Assumed $250,000 Investment
[] Scudder RREEF Real Estate Securities Fund - Institutional Class [] S&P 500 Index+ [] Morgan Stanley REIT Index++ [] Wilshire REIT Index+++

Comparative Results as of 6/30/04
Scudder RREEF Real Estate Securities Fund		1-Year	3-Year	Life of Fund*
Institutional Class	Growth of $250,000	$320,500	$415,150	$597,500
	Average annual total return	28.20%	18.42%	20.95%
S&P 500 Index+	Growth of $250,000	$297,775	$244,825	$219,850
	Average annual total return	19.11%	-.70%	-2.76%
Morgan Stanley REIT Index++	Growth of $250,000	$315,825	$380,975	$549,875
	Average annual total return	26.33%	15.08%	18.75%
Wilshire REIT Index+++	Growth of $250,000	$317,925	$382,675	$571,175
	Average annual total return	27.17%	15.25%	19.74%

The growth of $250,000/$10,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Scudder RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns begin November 30, 1999.
+ The Standard and Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Morgan Stanley REIT Index is a total return index comprised of the most actively traded REIT and is designed to be a measure of real estate equity performance.
+++ The Wilshire REIT Index is an unmanaged index of publicly traded real estate securities, such as REITs, Real Estate Operating Companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. On April 19, 2004 the Board of Directors approved replacing the Wilshire REIT Index with the Morgan Stanley REIT Index.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Karen J. Knudson, John F. Robertson, Mark D. Zeisloft and Jerry W. Ehlinger discuss the market environment, performance results and positioning of Scudder RREEF Real Estate Securities Fund during the six-month period ended June 30, 2004.

Q: How did Scudder RREEF Real Estate Securities Fund perform during its most recent semiannual period?

A: Despite volatility in the real estate investment trust (REIT) market, the fund returned 5.55% for the six months ended June 30, 2004 (Class A shares unadjusted for sales charges, which, if included, would have reduced performance). This compares with the six-month 5.19% return for the fund's benchmark, the Morgan Stanley REIT Index (RMS Index).1 (Please see pages 4 through 7 for the performance of other share classes and more complete performance information.)

1 The Morgan Stanley REIT Index includes approximately 115 REITs, with a total market capitalization of $220 billion, covering multiple market sectors. It is not possible to invest directly into an index.

Q: Effective May 1, 2004, the fund began utilizing the Morgan Stanley REIT Index as the basis for investing and as a benchmark to measure the fund's performance. Will you describe the new benchmark and the reasons for the changeover?

A: The RMS Index includes approximately 115 REITs, with a total market capitalization of $220 billion, covering multiple market sectors. Previously, the fund used the Wilshire REIT Index, which comprises approximately 88 REITs, with a total market capitalization of $190 billion.2 Going forward, the portfolio management team expects to invest the fund's assets in a wider range of companies within most property sectors, thereby decreasing the fund's concentration within sectors. We believe that the expanded universe of REITs in which the fund can now invest, and our strategy of owning a larger number of companies within the portfolio, should provide greater diversification for the fund's investments, which can reduce volatility and risk for the fund and its shareholders.

2 The unmanaged Wilshire REIT Index is a capitalization-weighted group of real estate investment trusts. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

At the same time, we are using the established investment disciplines that we have used in the past. For instance, we continue to employ our quarterly sector allocation process in which we overweight or underweight certain sectors. Because of the changeover to the Morgan Stanley REIT Index, we now have additional sectors in which to invest. These include the health care sector and the specialty sector, with its mixture of companies. This reduces the degree of overweight or underweight that we will have in any particular sector. Of course, we still make informed decisions on where we think sector outperformance will occur, and we still use the same stock-picking discipline that we applied in the previous core strategy. But instead of holding a more concentrated portfolio of 30 to 35 issues, we are expanding the portfolio to 50 to 65 names. We are still investing in the top-returning names we see in each sector and are avoiding the bottom tier of companies that are expected to be underperformers.

Q: What macro factors have affected the performance of REITs year-to-date?

A: The past six months were an exercise in contrasts. For the first quarter, the Morgan Stanley REIT Index was up 12.04%. Then in April, the index was down 14.82%. In May, the market reversed itself and the index was up 7.18%. In June, it was up another 2.83%. That adds up to the year-to-date return for the index of 5.19%.

During the first quarter, REIT performance benefited from continued large inflows of money, along with positive economic news. As we mentioned, for the first three months, the Morgan Stanley REIT Index returned 12.04%. By the end of March, the REIT market was trading at a premium of approximately 20% to underlying property values. Valuations appeared to be stretched due to strong capital inflows. We were at the point where fundamentals were improving, but the market had already priced in those fundamentals - and the REIT market was ripe for a major correction, which occurred in April.

Q: What triggered the sell-off?

A: The event that triggered the correction was the government's jobs report showing strong gains in March. Taking this as a clear sign that the economy was heating up, investors rotated into broad-economy stocks with more leverage to the improving economy and out of yield-oriented investments such as REITs. Much, if not all, of the selling activity was from retail/momentum investors, who tend to jump into or out of the market at the first sign of a change in the direction of a stock's movement. Valuations prior to this sell-off were approaching fairly high levels. Therefore, we are not surprised that the market pulled back given the amount of money that has entered the market year-to-date.

Q: Are REITs vulnerable to rising interest rates?

A: REIT returns are not correlated with movements in interest rates. The negative impact of rising rates on underlying property values is offset by the rise in income stream that results from more robust economic activity.

Q: On the flip side, wouldn't strong job growth and an improving economy be positive for real estate?

A: Yes. We believe that REIT fundamentals and earnings will improve over the next several years. The recent positive news concerning jobs should soon begin to drive apartment fundamentals, and we believe office fundamentals will follow suit after a period of sustained growth in employment. In addition, certain property types are showing consistent signs of improvement - specifically, the hotel and industrial sectors, which rely to a lesser extent on job growth. This gives us even greater confidence in the potential for accelerated earnings growth for REITs over the next three years.

To put recent performance in perspective, REITs had benefited from 12 months of nearly "straight-up" price movements without a significant pullback. And REITs posted a 12% gain in the first quarter of this year. But now that the market has corrected, valuations have returned to what we think are reasonable levels. We believe that nervousness in the capital markets may keep REIT prices volatile for a while, but fundamentals should work to the fund's advantage.

Q: What contributed to and detracted from performance during the period?

A: Both sector and stock selection contributed to performance year-to-date. For the six-month period, the hotel sector posted the largest gains, followed by the regional mall, self-storage, apartment, retail and industrial sectors. Office was the weakest performer over the period. During the first six months of 2004, the fund was overweight in the hotel and regional mall sectors, which contributed to performance. Our underweight in offices, the poorest-performing sector, also benefited the portfolio. The fund was slightly underweight in the apartment sector, a modest outperformer, and that positioning held back performance somewhat. In addition, the fund was slightly underweight in the retail sector, an "in-line" performer, and that detracted from performance. Our overweight in the industrial sector was also a detractor.

Strong stock selection benefited overall performance during the six-month period, especially within the retail and apartment sectors. In terms of individual holdings, the most important event was Simon Property Group's takeover of Chelsea Property Group; both companies were large holdings in the portfolio. Chelsea Property rose substantially on news of the acquisition. LaSalle Hotels, which the fund owned during a portion of the period, was up significantly. Starwood Hotels was also a strong performer in the hotel sector. Within apartments, AvalonBay Communities has posted gains so far in 2004.

Q: Will you describe what took place in the various REIT sectors during the period?

A: We are witnessing some significant improvements in fundamentals within many REIT sectors, particularly hotels. We have seen business travel pick up faster than expected, especially in the New York market, and "revpar" numbers should continue to rise. Revpar - revenue per available room night - is closely monitored by hotel investors and quoted monthly by Smith Travel Research. We think that the impact from improved margins will be felt sooner than most analysts expect, which might spur further upward earnings revisions over the remainder of 2004 and into the following year.

Apartments outperformed the benchmark for the period. The prospect of higher interest rates, an improving economy and better job growth combined to provide the apartment sector with a much-needed lift. Apartments had lagged other sectors during the past 12 to 24 months due to the lack of employment growth. The recent low-interest-rate environment, which encouraged home purchases over renting, had also hurt the apartment sector. AvalonBay in particular had been beaten down because of its exposure to Northern California's technology-reliant market. We are now beginning to see signs that the region and the technology sector are improving.

We also favor the mall sector based on its valuation opportunities. It's true that rising interest rates represent a hurdle for this sector, because malls have higher leverage overall and carry a larger proportion of floating-rate debt than other REIT sectors. But we believe that we have "priced in" this factor within our valuation approach; despite their debt levels, malls look attractive.

Within retail - the shopping center sector - we continue to hold an underweight position. This is partly because of valuations and partly because of the sector's less attractive growth opportunities compared with other sectors such as apartments and hotels. Retail shopping centers have had a nice run, but we expect the sector to underperform over the next 12 months.

The fund continues to underweight offices, but to a lesser degree than in the past. We still perceive a "soft" market for office space across most major metropolitan areas, though New York, Washington, D.C. and Southern California are improving more quickly than the rest of the country. However, this sector has not reached the point of rent growth and the ability to push rates up. Until it reaches that point, we believe there will not be meaningful improvement in earnings growth from this sector. The fund has moved its position in offices slightly closer to index levels for now but is unlikely to increase its allocation for the foreseeable future.

In addition, we have moved to a more benchmark-neutral position in industrials, partly because we cannot identify attractively priced pure industrial names within the fund's investment universe. There is a lot of mixing of office and industrial holdings among the companies we classify as industrial, and the purer plays are more fully valued at present. We do look for improving fundamentals within this sector going forward.

Lastly, we have allocated a market weight for health care, a sector that we have been actively following during the past 18 months. While there are still attractively priced opportunities in this sector, we are concerned about the structural deficit (costs outstripping revenue) that exists and will most likely persist through 2005. Whether the incoming government is Democratic or Republican, it is going to have to deal with that deficit as soon as next year. The implications for health care are certainly unclear at this point. Will there be any cuts in reimbursement rates that may affect the operators, which in turn may affect the REITs that own the underlying assets? Industry issues as well as valuations suggest that it's prudent to hold a neutral weighting in health care at present.

Q: What are the long-term prospects for the REIT marketplace?

A: We believe that the most important factor for long-term investors to note is that the improving job picture can translate into better real estate fundamentals, which can in turn mean improved earnings growth for REITs. We recommend that investors look beyond the current period and focus on economic and real estate fundamentals. That said, we believe the REIT market will likely be volatile over the coming months.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2004

Asset Allocation	6/30/04	12/31/03

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/04	12/31/03

Regional Malls	18%	19%
Office	17%	22%
Apartments	17%	21%
Industrials	10%	13%
Shopping Centers	9%	-
Hotels	8%	9%
Diversified	7%	-
Retail	6%	14%
Health Care	6%	-
Other	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2004 (38.5% of Portfolio)
1. Simon Property Group, Inc. (REIT) Operator of real estate investment trust	7.9%
2. Equity Residential (REIT) Operator of multifamily properties containing apartments	6.7%
3. Equity Office Properties Trust (REIT) Owner of office properties and parking facilities	5.0%
4. ProLogis (REIT) Owner of global corporate distribution facilities	3.4%
5. General Growth Properties, Inc. (REIT) Owner and developer of shopping mall centers	3.2%
6. The Rouse Co. (REIT) Provider of investment services	2.8%
7. Liberty Property Trust (REIT) Owner of office and industrial properties	2.6%
8. Vornado Realty Trust (REIT) Operator of investments in community shopping centers	2.3%
9. Mack-Cali Realty Corp. (REIT) Developer and manager of office properties	2.3%
10. Duke Realty Investments, Inc. (REIT) Operator of industrial and retail properties	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio June 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 96.6%
Apartments 16.3%
Amli Residential Properties Trust (REIT)	94,400	2,769,696
Apartment Investment & Management Co. "A" (REIT)	323,000	10,054,990
Archstone-Smith Trust (REIT)	656,720	19,261,598
Avalonbay Communities, Inc. (REIT)	352,292	19,911,544
BRE Properties, Inc. "A" (REIT)	327,000	11,363,250
Equity Residential (REIT)	2,029,729	60,343,843
Essex Property Trust, Inc. (REIT)	101,700	6,951,195
Gables Residential Trust (REIT)	118,600	4,030,028
Home Properties, Inc. (REIT)	147,150	5,735,907
Summit Properties, Inc. (REIT)	227,500	5,833,100
		146,255,151
Diversified 7.2%
American Financial Realty Trust (REIT)	893,500	12,768,115
Capital Automotive (REIT)	150,600	4,417,098
Colonial Properties Trust (REIT)	125,800	4,847,074
Crescent Real Estate Equities Co. (REIT)	547,300	8,822,476
Duke Realty Corp. (REIT)	652,000	20,740,120
Lexington Corporate Properties Trust (REIT)	354,400	7,056,104
PS Business Parks, Inc. (REIT)	150,600	6,060,144
		64,711,131
Health Care 5.5%
Health Care, Inc. (REIT)	253,100	8,225,750
Healthcare Realty Trust, Inc. (REIT)	211,900	7,942,012
National Health Investors, Inc. (REIT)	150,106	4,081,382
Nationwide Health Properties, Inc. (REIT)	307,895	5,819,216
Senior Housing Properties Trust (REIT)	448,500	7,530,315
Universal Health Realty Income Trust (REIT)	72,200	2,072,140
Ventas, Inc. (REIT)	568,900	13,283,815
		48,954,630
Hotels 7.3%
Hilton Hotels Corp.	1,079,100	20,136,006
Host Marriott Corp.* (REIT)	1,108,200	13,697,352
La Quinta Corp.*	1,112,500	9,345,000
LaSalle Hotel Properties (REIT)	173,500	4,233,400
Starwood Hotels & Resorts*	398,209	17,859,674
		65,271,432
Industrial 10.0%
AMB Property Corp. (REIT)	320,800	11,109,304
Catellus Development Corp. (REIT)	826,944	20,384,169
Liberty Property Trust (REIT)	578,600	23,265,506
ProLogis (REIT)	922,200	30,358,824
Sun Communities, Inc. (REIT)	109,400	4,118,910
		89,236,713
Media 0.4%
Entertainment Properties Trust (REIT)	96,400	3,445,336
Office 16.7%
Arden Realty Group, Inc. (REIT)	394,500	11,602,245
Boston Properties, Inc. (REIT)	62,453	3,127,646
Brandywine Realty Trust (REIT)	170,600	4,638,614
Brookfield Properties Corp. (REIT)	610,155	17,541,956
CarrAmerica Realty Corp. (REIT)	253,504	7,663,426
Equity Office Properties Trust (REIT)	1,639,700	44,599,840
Glenborough Realty Trust, Inc. (REIT)	157,892	2,897,318
Highwoods Properties, Inc. (REIT)	463,100	10,882,850
HRPT Properties Trust (REIT)	840,628	8,414,687
Mack-Cali Realty Corp. (REIT)	507,873	21,015,785
SL Green Realty Corp. (REIT)	135,800	6,355,440
Trizec Properties, Inc. (REIT)	644,800	10,484,448
		149,224,255
Regional Malls 16.5%
General Growth Properties, Inc. (REIT)	979,926	28,976,412
Pennsylvania Real Estate Investment Trust (REIT)	170,200	5,829,350
Simon Property Group, Inc. (REIT)	1,369,317	70,410,280
Taubman Centers, Inc. (REIT)	206,700	4,731,363
The Macerich Co. (REIT)	272,100	13,025,427
The Rouse Co. (REIT)	518,700	24,638,250
		147,611,082
Shopping Centers 14.7%
Chelsea Property Group, Inc. (REIT)	53,896	3,515,097
Commercial Net Lease Realty (REIT)	207,900	3,575,880
Developers Diversified Realty Corp. (REIT)	400,000	14,148,000
Equity One, Inc. (REIT)	287,900	5,205,232
Federal Realty Investment Trust (REIT)	367,600	15,288,484
Heritage Property Investment Trust (REIT)	216,200	5,850,372
Inland Real Estate Corp. (REIT)	215,900	2,808,859
Kimco Realty Corp. (REIT)	329,200	14,978,600
Pan Pacific Retail Properties, Inc. (REIT)	287,900	14,544,708
Realty Income Corp. (REIT)	152,600	6,367,998
Regency Centers Corp. (REIT)	424,400	18,206,760
Vornado Realty Trust (REIT)	368,700	21,056,457
Weingarten Realty Investors (REIT)	209,200	6,543,775
		132,090,222
Other 2.0%
Frontline Capital Group*	12,400	1
Public Storage, Inc. (REIT)	383,000	17,621,830
		17,621,831
Total Common Stocks (Cost $734,126,142)		864,421,783

Cash Equivalents 3.4%
Scudder Cash Management QP Trust 1.20% (b) (Cost $30,258,659)	30,258,659	30,258,659
Total Investment Portfolio - 100.0% (Cost $764,384,801) (a)		894,680,442

* Non-income producing security.
(a) The cost for federal income tax purposes was $765,061,724. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $129,618,718. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $130,505,271 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $886,553.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The ratio shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investments Investments in securities, at value (cost $734,126,142)	$ 864,421,783
Investment in Scudder Cash Management QP Trust (cost $30,258,659)	30,258,659
Total investments in securities, at value (cost $764,384,801)	894,680,442
Cash	10,000
Receivable for investments sold	4,306,821
Dividends receivable	3,950,765
Interest receivable	18,309
Receivable for Fund shares sold	3,187,264
Total assets	906,153,601
Liabilities
Payable for investments purchased	8,651,945
Payable for Fund shares redeemed	1,534,346
Accrued investment advisory fee	320,719
Other accrued expenses and payables	246,165
Total liabilities	10,753,175
Net assets, at value	$ 895,400,426
Net Assets
Net assets consist of: Undistributed net investment income	2,051,579
Net unrealized appreciation (depreciation) on investments	130,295,641
Accumulated net realized gain (loss)	22,408,828
Paid-in capital	740,644,378
Net assets, at value	$ 895,400,426

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($598,302,332 / 33,731,492 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 17.74
Maximum offering price per share (100 / 94.25 of $17.74)	$ 18.82
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($25,485,515 / 1,437,238 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 17.73
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($53,721,500 / 3,023,069 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 17.77
Class R Net Asset Value, offering and redemption price per share ($926,047 / 52,162 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 17.75
Institutional Class Net Asset Value, offering and redemption price per share ($216,965,032 / 12,243,072 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 17.72

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 18,712,322
Interest	162,200
Interest - Scudder Cash Management QP Trust	18,309
Total Income	18,892,831
Expenses: Investment advisory fee	1,986,617
Services to shareholders	183,850
Custodian and accounting fees	95,682
Distribution and shareholder servicing fees	966,256
Auditing	45,082
Legal	3,282
Trustees' fees and expenses	32,436
Reports to shareholders	17,244
Registration fees	25,567
Other	47,165
Total expenses, before expense reductions	3,403,181
Expense reductions	(79)
Total expenses, after expense reductions	3,403,102
Net investment income (loss)	15,489,729
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	23,216,478
Net unrealized appreciation (depreciation) during the period on investments	2,682,124
Net gain (loss) on investment transactions	25,898,602
Net increase (decrease) in net assets resulting from operations	$ 41,388,331

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income (loss)	$ 15,489,729	$ 14,284,525
Net realized gain (loss) on investment transactions	23,216,478	6,751,211
Net unrealized appreciation (depreciation) on investment transactions during the period	2,682,124	122,656,573
Net increase (decrease) in net assets resulting from operations	41,388,331	143,692,309
Distributions to shareholders from: Net investment income: Class A	(9,160,641)	(9,921,187)
Class B	(274,930)	(444,722)
Class C	(553,381)	(697,937)
Class R	(7,883)	(2,706)
Institutional Class	(3,441,315)	(3,428,735)
Net realized gains: Class A	-	(4,328,789)
Class B	-	(194,040)
Class C	-	(304,522)
Class R	-	(1,181)
Institutional Class	-	(1,496,018)
Tax return of capital: Class A	-	(1,821,847)
Class B	-	(81,665)
Class C	-	(128,164)
Class R	-	(497)
Institutional Class	-	(629,625)
Fund share transactions: Proceeds from shares sold	265,254,015	387,144,963
Reinvestment of distributions	11,879,795	21,678,736
Cost of shares redeemed	(112,136,317)	(67,862,297)
Net increase (decrease) in net assets from Fund share transactions	164,997,493	340,961,402
Increase (decrease) in net assets	192,947,674	461,172,076
Net assets at beginning of period	702,452,752	241,280,676
Net assets at end of period (including undistributed net investment income of $2,051,579 at June 30, 2004)	$ 895,400,426	$ 702,452,752

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2004[a]	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 17.09	$ 12.97	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[d]	.33	.51	.08	.04
Net realized and unrealized gain (loss) on investment transactions	.61	4.37	.06	(.25)
Total from investment operations	.94	4.88	.14	(.21)
Less distributions from: Net investment income	(.29)	(.55)	(.09)	(.15)
Net realized gain on investment transactions	-	(.15)	(.04)	-
Tax return of capital	-	(.06)	(.02)	-
Total distributions	(.29)	(.76)	(.15)	(.15)
Net asset value, end of period	$ 17.74	$ 17.09	$ 12.97	$ 12.98
Total Return (%)[e]	5.55**	38.51	1.11f**	(1.55)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	598	481	210	200
Ratio of expenses before expense reductions (%)	.82*	.88	1.26*	2.20*
Ratio of expenses after expense reductions (%)	.82*	.88	1.25*	1.25*
Ratio of net investment income (loss) (%)	3.83*	3.39	.60g**	1.27*
Portfolio turnover rate (%)	54**	25	36*	44
[a] For the six months ended June 30, 2004 (Unaudited).
[b] For the one month period ended December 31, 2002.
[c] For the period September 3, 2002 (commencement of operations of Class A shares) to November 30, 2002.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class B
Years Ended December 31,	2004[a]	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 17.08	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income[d]	.25	.36	.07	.01
Net realized and unrealized gain (loss) on investment transactions	.61	4.38	.07	(.24)
Total from investment operations	.86	4.74	.14	(.23)
Less distributions from: Net investment income	(.21)	(.44)	(.07)	(.13)
Net realized gain loss on investment transactions	-	(.15)	(.04)	-
Tax return of capital	-	(.06)	(.02)	-
Total distributions	(.21)	(.65)	(.13)	(.13)
Net asset value, end of period	$ 17.73	$ 17.08	$ 12.99	$ 12.98
Total Return (%)[e]	4.92**	37.36	1.06f**	(1.74)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	22	7	7
Ratio of expenses before expense reductions (%)	1.78*	1.85	2.28*	2.69*
Ratio of expenses after expense reductions (%)	1.78*	1.85	2.00*	2.00*
Ratio of net investment income (%)	2.87*	2.42	.54g**	.52*
Portfolio turnover rate (%)	54**	25	36*	44
[a] For the six months ended June 30, 2004 (Unaudited).
[b] For the one month period ended December 31, 2002.
[c] For the period September 3, 2002 (commencement of operations of Class B shares) to November 30, 2002.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been reduced.
[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class C
Years Ended December 31,	2004[a]	2003	2002[b]	2002[c]
Selected Per Share Data
Net asset value, beginning of period	$ 17.12	$ 12.99	$ 12.98	$ 13.34
Income (loss) from investment operations: Net investment income (loss)[d]	.26	.37	.07	.01
Net realized and unrealized gain (loss) on investment transactions	.60	4.41	.07	(.24)
Total from investment operations	.86	4.78	.14	(.23)
Less distributions from: Net investment income	(.21)	(.44)	(.07)	(.13)
Net realized gain loss on investment transactions	-	(.15)	(.04)	-
Tax return of capital	-	(.06)	(.02)	-
Total distributions	(.21)	(.65)	(.13)	(.13)
Net asset value, end of period	$ 17.77	$ 17.12	$ 12.99	$ 12.98
Total Return (%)[e]	5.01**	37.59	1.06f**	(1.74)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	34	1	1
Ratio of expenses before expense reductions (%)	1.70*	1.75	2.28*	2.84*
Ratio of expenses after expense reductions (%)	1.70*	1.75	2.00*	2.00*
Ratio of net investment income (loss) (%)	2.95*	2.52	.54g**	.52*
Portfolio turnover rate (%)	54**	25	36*	44
[a] For the six months ended June 30, 2004 (Unaudited).
[b] For the one month period ended December 31, 2002.
[c] For the period September 3, 2002 (commencement of operations of Class C shares) to November 30, 2002.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Class R
Years Ended December 31,	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.09	$ 16.06
Income (loss) from investment operations: Net investment income (loss)[c]	.31	.03
Net realized and unrealized gain (loss) on investment transactions	.60	1.30
Total from investment operations	.91	1.33
Less distributions from: Net investment income	(.25)	(.09)
Net realized gains on investment transactions	-	(.15)
Tax return of capital	-	(.06)
Total distributions	(.25)	(.30)
Net asset value, end of period	$ 17.75	$ 17.09
Total Return (%)	5.38**	8.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.1
Ratio of expenses (%)	1.06*	1.25*
Ratio of net investment income (loss) (%)	3.59*	.21d**
Portfolio turnover rate (%)	54**	25
[a] For the six months ended June 30, 2004 (Unaudited).
[b] For the period October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.
[c] Based on average shares outstanding during the period.
[d] For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Institutional Class[a]
Years Ended December 31,	2004[b]	2003	2002[c]	2002[d]	2001[d]	2000[e]
Selected Per Share Data
Net asset value, beginning of period	$ 17.08	$ 12.96	$ 12.98	$ 13.30	$ 11.95	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.36[f]	.55[f]	.08[f]	.45[f]	.66	.48
Net realized and unrealized gain (loss) on investment transactions	.59	4.37	.06	.77	1.58	1.82
Total from investment operations	.95	4.92	.14	1.22	2.24	2.30
Less distributions from: Net investment income	(.31)	(.59)	(.10)	(.55)	(.46)	(.35)
Net realized gains on investment transactions	-	(.15)	(.04)	(.99)	(.43)	-
Tax return of capital	-	(.06)	(.02)	-	-	-
Total distributions	(.31)	(.80)	(.16)	(1.54)	(.89)	(.35)
Net asset value, end of period	$ 17.72	$ 17.08	$ 12.96	$ 12.98	$ 13.30	$ 11.95
Total Return (%)	5.63**	38.91	1.13g**	9.58[g]	19.32	23.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	217	166	24	22	16	14
Ratio of expenses before expense reductions (%)	.57*	.63	1.06*	1.25	1.17	1.32
Ratio of expenses after expense reductions (%)	.57*	.63	1.00*	1.14	1.17	1.32
Ratio of net investment income (loss) (%)	4.08*	3.64	.62h**	3.44	4.97	5.04
Portfolio turnover rate (%)	54**	25	36*	44	114	87

[a] On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated as Institutional Class.
[b] For the six months ended June 30, 2004 (Unaudited).
[c] For the one month period ended December 31, 2002.
[d] For the years ended November 30.
[e] For the period December 1, 1999 (commencement of operations) to November 30, 2000.
[f] Based on average shares outstanding during the period.
[g] Total return would have been lower had certain expenses not been reduced.
[h] For the one month ended December 31, 2002, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of Scudder RREEF Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, shareholder servicing fees, transfer agent fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the six months ended June 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $597,046,746 and $420,945,693, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The fee payable under the Investment Advisory Agreement (the "Investment Advisory Fee") is equal to an annual rate of 0.65% of the first $100,000,000 of the Fund's average daily net assets, 0.55% of the next $100,000,000 of such net assets, 0.50% of the next $100,000,000 of such net assets and 0.45% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2004, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.49% of the Fund's average daily net assets.

Service Provider Fees.

Investment Company Capital Corp. ("ICCC") is the Fund's accounting agent. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company ("State Street") to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended June 30, 2004, the amount charged to the Fund by ICCC aggregated $70,446, of which $12,210 is unpaid at June 30, 2004.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend paying and shareholder services agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2004, the amount charged to the Fund by SISC aggregated $154,963, of which $98,843 is unpaid at June 30, 2004.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended June 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2004
Class B	$ 87,176	$ 16,021
Class C	169,051	31,084
Class R	596	188
	$ 256,823	$ 47,293

In addition, SDI provides information and administration services ("Shareholder Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at June 30, 2004	Effective Rate
Class A	$ 629,148	$ 38,507.23%
Class B	23,339	4,166.20%
Class C	56,350	11,308.25%
Class R	596	262.25%
	$ 709,433	$ 54,243

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended June 30, 2004 aggregated $57,985 and $41, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2004, the CDSC for Class B and C shares aggregated $39,935 and $11,295, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2004, SDI received $19,753.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,145,825	$ 141,398,759	13,960,347	$ 208,790,368
Class B	452,931	7,889,396	935,243	14,132,770
Class C	1,752,976	30,947,859	1,982,736	30,477,401
Class R*	44,657	768,070	8,297	139,753
Institutional Class	4,832,595	84,249,931	8,707,240	133,604,671
		$ 265,254,015		$ 387,144,963
Shares issued to shareholders in reinvestment of distributions
Class A	511,338	$ 8,824,933	1,111,731	$ 17,046,253
Class B	12,077	208,528	29,778	463,512
Class C	21,790	376,949	29,735	481,245
Class R*	461	7,883	23	435
Institutional Class	142,576	2,461,502	235,013	3,687,291
		$ 11,879,795		$ 21,678,736
Shares redeemed
Class A	(3,064,585)	$ (52,422,100)	(3,095,358)	$ (46,599,353)
Class B	(289,111)	(4,913,318)	(252,048)	(3,668,476)
Class C	(731,216)	(12,825,353)	(92,706)	(1,418,820)
Class R*	(631)	(11,418)	(645)	(11,000)
Institutional Class	(2,456,829)	(41,964,128)	(1,053,160)	(16,164,648)
		$ (112,136,317)		$ (67,862,297)
Net increase (decrease)
Class A	5,592,578	$ 97,801,592	11,976,720	$ 179,237,268
Class B	175,897	3,184,606	712,973	10,927,806
Class C	1,043,550	18,499,455	1,919,765	29,539,826
Class R*	44,487	764,535	7,675	129,188
Institutional Class	2,518,342	44,747,305	7,889,093	121,127,314
		$ 164,997,493		$ 340,961,402

* For the period October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2004, the Fund's custodian fees were reduced by $79 for custodian credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 20 percent of its net assets under the agreement. During the period the Fund had no borrowings on the line of credit.

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 for Classes A, B and C (800) 730-1313 for Institutional Class To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRRRX
CUSIP Number	81119P 102	81119P 201	81119P 300	81119P 409
Fund Number	425	625	725	595

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	RRRSX
CUSIP Number	81119P-508
Fund Number	1502

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder RREEF Real Estate Securities Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder RREEF Real Estate Securities Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

By:                                 /s/Charles A. Rizzo
                                    ------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004